As filed with the Securities and Exchange Commission on January 13, 1997.
                                                   Registration No. 333-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                 --------------

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

                                 --------------
        FLORIDA                                   65-0341002
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)


                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 --------------

                   CHARLES KOTT SPECIAL EXECUTIVE OPTION PLAN
                   SIGMUND BORAX SPECIAL EXECUTIVE OPTION PLAN
                  KURT M. MUSIAL SPECIAL EXECUTIVE OPTION PLAN
                 SANDRA A. EDWARDS SPECIAL EXECUTIVE OPTION PLAN
                  STEVEN M. IDEN SPECIAL EXECUTIVE OPTION PLAN
                            (Full title of the Plans)

                    THOMAS S. IRWIN, EXECUTIVE VICE PRESIDENT
                                HEICO CORPORATION
                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
                                 (305) 987-6101
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:
                              STUART D. AMES, ESQ.
                         STEARNS WEAVER MILLER WEISSLER
                           ALHADEFF & SITTERSON, P.A.
                       150 WEST FLAGLER STREET, SUITE 2200
                              MIAMI, FLORIDA 33130
                                 (305) 789-3540
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                         CALCULATION OF REGISTRATION FEE
=========================================================================================================
                                                      PROPOSED           PROPOSED
     TITLE OF EACH CLASS             AMOUNT            MAXIMUM            MAXIMUM           AMOUNT OF
     OF SECURITIES TO BE              TO BE        OFFERING PRICE        AGGREGATE        REGISTRATION
         REGISTERED                REGISTERED       PER SHARE (1)    OFFERING PRICE(1)         FEE
---------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value    63,800 shares         $23.69           $1,511,422          $458.00
=========================================================================================================
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(1)     Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock as reported on the American Stock Exchange on
        January 7, 1997.

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


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE

               The following documents filed by HEICO Corporation (the "Company") with the Securities and Exchange Commission (the "SEC") are incorporated herein by this reference:

        (a)    (1)    The Company's Annual Report on Form 10-K for the
                      fiscal year ended October 31, 1995.

               (2) The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1996.

               (3) The Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1996.

               (4) The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 1996.

        (b)    (1)    The Company's Current Reports on Form 8-K, dated July 11,
                      1996 and September 16, 1996.

        (c)    (1)    The description of the Company's common stock, $.01
                      par value per share, is contained in the Company's
                      Registration Statement on Form 8-B dated April 29, 1993.

               All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. DESCRIPTION OF SECURITIES

               Not applicable.

Item 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

               Not applicable.

Item 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

               The Company's Bylaws provide for the indemnification of, and the advancement of expenses to, the directors and officers of the Company to the fullest extent permitted by Florida law from time to time and also provide for various procedures relating thereto. Under Florida law, directors, officers, employees and agents of the Company may be indemnified against amounts paid in judgments, settlements, penalties, fines and expenses actually and reasonably incurred with respect to proceedings (other than an action by or in the right of the corporation, such as a "derivative action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applied in the case of a derivative action, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such an action. However, court approval is required before there can be any indemnification of expenses where the person seeking indemnification has been found liable to the Company.

               Under Florida law, expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by a corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the corporation. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions as the board of directors deems appropriate.

               Indemnification and advancement of expenses under Florida law continues as to a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

               The Company also carries insurance permitted by the laws of the State of Florida on behalf of its directors, officers, employees or agents against liability for certain acts and omissions.

Item 7. EXEMPTION FROM REGISTRATION CLAIMED.

               Not applicable.

Item 8.        EXHIBITS

   4.1 Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 (Registration No. 33-57624) dated February 1, 1993).

   4.2 Articles of Amendment of Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form 8-B dated April 29, 1993).

   4.3 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (Registration No. 33-57624) dated February 1, 1993).

   5           Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson,
               P.A.

  23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

  23.2         Consent of Independent Certified Public Accountants.

  24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

Item 9. UNDERTAKINGS

               (a)    The undersigned registrant hereby undertakes:

                      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                      PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and
                      (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 10th day of January, 1997.

                            HEICO CORPORATION

                            By: /S/ THOMAS S. IRWIN
                                ------------------------------------------
                                   Thomas S. Irwin, Executive Vice President
                                   and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurans A. Mendelson and Thomas S. Irwin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
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SIGNATURE                                   TITLE                               DATE

PRINCIPAL EXECUTIVE OFFICER:

/S/ LAURANS A. MENDELSON                    Chairman of the Board,              January 10, 1997
-----------------------------               Chief Executive Officer,
Laurans A. Mendelson                        President and Director
                                            (Principal Executive Officer)


PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

/S/ THOMAS S. IRWIN                         Executive Vice President and        January 10, 1997
-----------------------------               Chief Financial Officer (Principal
Thomas S. Irwin                             Financial and Accounting Officer)

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----

/S/ JACOB T. CARWILE                        Director                            January 10, 1997
-----------------------------
Jacob T. Carwile

/S/ SAMUEL L. HIGGINBOTTOM                  Director                            January 10, 1997
-----------------------------
Samuel L. Higginbottom

/S/ PAUL F. MANIERI                         Director                            January 10, 1997
-----------------------------
Paul F. Manieri

/S/ ERIC A. MENDELSON                       Director                            January 10, 1997
-----------------------------
Eric A. Mendelson

/S/ VICTOR H. MENDELSON                     Director                            January 10, 1997
-----------------------------
Victor H. Mendelson

/S/ ALBERT MORRISON, JR.                    Director                            January 10, 1997
-----------------------------
Albert Morrison, Jr.

/S/ DR. ALAN SCHRIESHEIM                    Director                            January 10, 1997
-----------------------------
Dr. Alan Schriesheim

/S/ GUY C. SHAFER                           Director                            January 10, 1997
-----------------------------
Guy C. Shafer
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